THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.

SEMI-ANNUAL REPORT
MAY 31, 2002

[ETF LISTED NYSE LOGO]

3018-SA-02

CONTENTS

Letter to Shareholders                                                     1

Portfolio Summary                                                          4

Schedule of Investments                                                    6

Statement of Assets and Liabilities                                        9

Statement of Operations                                                   10

Statement of Changes in Net Assets                                        11

Statement of Cash Flows                                                   12

Financial Highlights                                                      14

Notes to Financial Statements                                             16

Results of Annual Meeting of Shareholders                                 23

Description of InvestLink(SM) Program                                     24

Privacy Policy Notice                                                     27

LETTER TO SHAREHOLDERS

                                                                    July 2, 2002

DEAR SHAREHOLDER:

We are writing to report on the activities of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for the six months ended May 31, 2002.

As of May 31, 2002, the Fund's net asset value ("NAV") was $8.71 per share, compared with $8.42 on November 30, 2001. The net assets at May 31, 2002 were $93,854,961.

PERFORMANCE: AIDED BY STOCK SELECTION IN ASIA

For the six months ended May 31, 2002, the Fund's total return, based on NAV, was 3.44%. The aggregate emerging-market telecommunications stocks (in the form of the telecommunications services subsector of Morgan Stanley Capital International's Emerging Markets Free Index ("EMF"))* had a loss of 1.74% in the same period.

The Fund's gain and outperformance reflected good showings from a number of its holdings, most especially its Asian shares. Standouts included stocks from HongKong, South Korea and Taiwan that benefited in part from optimism regarding a global economic recovery. Another factor that helped the Fund was its significant underweighting in Brazil late in the period, when that market tumbled on financial and political worries. Stocks that detracted from the Fund's performance were scattered over a range of countries, with no dominant theme.

THE MARKET

While the period was a good one for emerging market equities as a whole (the EMF rose 19.10% during the six months), the group's telecom component struggled and displayed much volatility. The emerging world's telecom stocks initially rallied, rising into early January on encouraging economic data and a supportive liquidity backdrop. However, the worries that have hampered telecom stocks broadly over the past few years soon returned with a vengeance. Telecom shares plunged into February amid a confluence of negative factors. These included:

- Earnings results that often did not meet consensus expectations, exacerbated by corporate managements' increasing preference to avoid making projections for growth in revenues and earnings;

- Ongoing concerns about overcapacity and heavy indebtedness among the developed world's leading incumbent providers of fixed-line telecom service;

- Diminishing optimism about wireless carriers and producers of telecom equipment;

- Fears about the ability of competitive local-exchange service providers both to maintain sufficient funding levels and generate profits; and

- A perception that service providers wouldn't benefit much from better macroeconomic conditions in the U.S. and Europe.

These factors were most relevant to, and weighed most heavily on, the developed world's telecom stocks. Telecom stocks from emerging markets actually fared much better, collectively only posting a modest loss as the group staged occasional rallies in the latter part of the period (by contrast, developed-market telecoms spiraled down over the December-through-May span, resulting in a loss of more than 20% for the six months).

PORTFOLIO STRUCTURE AND STRATEGY: DIVERSIFICATION

TOP 10 HOLDINGS, BY ISSUER#

                                                      % OF
     HOLDING                    COUNTRY            NET ASSETS
     -------                    -------            ----------
 1.  Telmex                      Mexico               12.0
 2.  China Mobile               Hong Kong             11.7
 3.  SK Telecom                South Korea             8.8
 4.  America Movil               Mexico                7.6
 5.  Em Mkts Ventures            Global                5.1
 6.  KT Corp.                  South Korea             4.6
 7.  Jamaican Assets I           Jamaica               3.5
 8.  PT Telekom                 Indonesia              2.8
 9.  Advanced Info Service      Thailand               2.7
10.  KT Freetel                South Korea             2.6
                                                      ----
     Total                                            61.4
                                                      ====

----------
#  Company names are abbreviations of those found in the chart on page 5.

[CHART]

COUNTRY BREAKDOWN
(% of net assets)

Israel                    12.85%
Mexico                    19.63%
South Korea               16.03%
Cash & Other Assets        8.11%
Other##                   23.41%
Global                     6.78%
Hong Kong                 13.19%

----------
## Other includes countries below 4% of net assets.

We remained fairly well diversified by region through the period, in an attempt to limit overall portfolio risk. In terms of regional adjustments, we pared our exposure to Asia somewhat in the wake of strong performance in certain markets. We reduced our weighting in Brazil, as noted, and increased our position in Mexico, adding to Telefonos de Mexico, S.A. de C.V. on stock weakness.

OUTLOOK

The good news for emerging telecoms in our view is that they are not saddled with most of the financial problems being experienced by their developed world brethren. The bad news is that the telecommunications industry globally has been and is in a deep slump, one that has afflicted most participants--developed or emerging--for quite some time.

However, as global growth resumes and investors' appetite for risk increases, we feel that they might be inevitably drawn to emerging telecoms, and early investors in them could be rewarded. One argument for this conclusion is that, as noted, emerging telecoms as a group are in better financial shape than many in the developed world and, at current prices, seem to offer better upside potential. Another is that, as we've said in the past, emerging telecoms tend to be among the largest and most liquid companies in their respective markets and thus should be on the short list when investors re-enter emerging markets in a meaningful way.

For our part, we continue to favor South Korea, especially its mobile telephony operators, which are proving adept at wringing substantive data revenues from technology that spans the gap between 2G and 3G mobile communications. We also like Mexico and certain other emerging markets where we believe there is less costly competition for new subscribers. We continue to monitor China and also Brazil, where some of the major players have fallen so far that there maybe little room but up.

In the technology sector, we have been and are less than enthusiastic, selling into rallies for the most part when they occur. If tech prices were to stabilize on better news, or fall further in the face of what we felt was a possible recovery, then we would look to add to our relatively modest tech holdings.

Respectfully,

/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer**

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 24 through 26 of this report.

* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund and The First Israel Fund, Inc. He is also President and Chief Investment Officer of The Indonesia Fund, Inc. and President and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc. and The Latin America Equity Fund, Inc.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 2002 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

                                                  MAY 31, 2002      NOVEMBER 30, 2001
                                                  ------------      -----------------
Cellular Telecommunications                          27.07%               8.72%
Computer Data Security                                1.93%               0.00%
Diversified Operations                                1.27%               1.09%
Electronics                                           0.00%               2.74%
Investment & Holding Companies                        4.45%               7.54%
Local and/or Long Distance Telephone Service          1.77%               5.50%
Telecommunications                                   39.17%              46.20%
Venture Capital                                      13.43%              14.92%
Other                                                 2.81%               6.14%
Cash & Other Assets                                   8.11%               7.14%

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

                                                  MAY 31, 2002      NOVEMBER 30, 2001
                                                  ------------      -----------------
Asia                                                 43.35%              42.24%
Caribbean                                             3.54%               2.77%
Europe                                                1.08%               1.39%
Latin America                                        23.40%              23.69%
Middle East                                          12.85%              13.17%
North America                                         0.89%               1.21%
Global                                                6.78%               8.39%
Cash & Other Assets                                   8.11%               7.14%

[CHART]

SUMMARY OF SECURITIES BY COUNTRY/REGION

                                                  MAY 31, 2002      NOVEMBER 30, 2001
                                                  ------------      -----------------
Asia                                                  1.88%               1.71%
Chile                                                 1.77%               2.95%
Hong Kong                                            13.19%               6.70%
Indonesia                                             2.80%               0.00%
Israel                                               12.84%              12.28%
Jamaica                                               3.54%               2.77%
Mexico                                               19.63%              15.42%
Russia                                                2.92%               0.55%
South Korea                                          16.04%              23.88%
Taiwan                                                0.75%               4.52%
Thailand                                              2.67%               3.29%
Global                                                6.78%               8.39%
Other                                                 7.08%              10.40%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                          PERCENT OF
      HOLDING                                                    SECTOR                   COUNTRY/REGION  NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   1. Telefonos de Mexico, S.A. de C.V.                    Telecommunications                 Mexico         12.0
--------------------------------------------------------------------------------------------------------------------
   2. China Mobile (Hong Kong) Ltd.                    Cellular Telecommunications           Hong Kong       11.7
--------------------------------------------------------------------------------------------------------------------
   3. SK Telecom Co., Ltd.                                 Telecommunications               South Korea       8.8
--------------------------------------------------------------------------------------------------------------------
   4. America Movil, S.A. de C.V.                      Cellular Telecommunications            Mexico          7.6
--------------------------------------------------------------------------------------------------------------------
   5. Emerging Markets Ventures I L.P.                       Venture Capital                  Global          5.1
--------------------------------------------------------------------------------------------------------------------
   6. KT Corp.                                             Telecommunications               South Korea       4.6
--------------------------------------------------------------------------------------------------------------------
   7. Jamaican Assets I, L.P.                        Investment & Holding Companies           Jamaica         3.5
--------------------------------------------------------------------------------------------------------------------
   8. PT Telekomunikasi Indonesia                          Telecommunications                Indonesia        2.8
--------------------------------------------------------------------------------------------------------------------
   9. Advanced Info Service Public Co. Ltd.            Cellular Telecommunications           Thailand         2.7
--------------------------------------------------------------------------------------------------------------------
  10. KT Freetel                                       Cellular Telecommunications          South Korea       2.6
--------------------------------------------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - MAY 31, 2002 (UNAUDITED)

                                                          NO. OF            VALUE
DESCRIPTION                                            SHARES/UNITS        (NOTE A)
--------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-91.89%
EQUITY OR EQUITY-LINKED SECURITIES OF
 TELECOMMUNICATION COMPANIES IN EMERGING
 COUNTRIES-85.80%

ASIA-1.88%
INVESCO AsiaNET Fund plc                                      97,560   $       499,995
Nirvana Capital Ltd.*+#                                       42,000           153,465
TVG Asian Communications
 Fund II, L.P.+++#                                         1,581,860         1,111,157
                                                                       ---------------
TOTAL ASIA (Cost $3,024,976)                                                 1,764,617
                                                                       ---------------
CHILE-1.77%
Empresa Nacional de
 Telecomunicaciones S.A.
 (Cost $1,944,174)                                           257,397         1,658,217
                                                                       ---------------
EUROPE-0.00%
Global TeleSystems, Inc.+
 (Cost $2,090,162)                                            91,876               110
                                                                        ---------------
HONG KONG-13.19%
China Mobile (Hong Kong) Ltd.                              3,482,500        11,005,805
i-CABLE Communications Ltd.                                1,897,000         1,374,135
                                                                       ---------------
TOTAL HONG KONG (Cost $11,636,497)                                          12,379,940
                                                                       ---------------
INDIA-1.23%
Mahanagar Telephone
 Nigam Ltd., ADR                                             226,500         1,100,790
The India Media, Internet and
 Communications Fund Ltd.*+                                   87,623            50,610
                                                                       ---------------
TOTAL INDIA (Cost $1,344,048)                                                1,151,400
                                                                       ---------------
INDONESIA-2.80%
PT Telekomunikasi
 Indonesia (Cost $1,423,968)                               5,620,500         2,633,347
                                                                       ---------------
ISRAEL-12.67%
BPA Israel Ventures LLC+++#                                1,104,720           891,695
Check Point Software
 Technologies Ltd.+                                          111,600         1,814,616

Concord Ventures II
 Fund L.P.+++#                                             2,800,000   $     2,325,201
Formula Ventures L.P.+++#                                  1,360,187           989,128
Giza GE Venture
 Fund III L.P.+++#                                         1,375,000           946,715
Global Wireless Holdings
 Inc. C.V. PNB*+                                              48,122                 0
K.T. Concord Venture Fund L.P.+++                          2,000,000         1,989,955
Lynx Photonic Networks*+                                     375,394         1,148,994
Lynx Series E*+                                              493,000           498,487
Neurone Ventures II, L.P.+++#                                225,000           189,219
Nexus Telocation Systems Ltd.+                               152,755           201,637
NexusData, Inc., Warrants
 (expiring 01/09/03)+++                                       16,800           189,000
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG+++#                                    730,000           586,652
Walden-Israel Ventures III, L.P.+++#                         178,750           120,928
                                                                       ---------------
TOTAL ISRAEL (Cost $13,628,520)                                             11,892,227
                                                                       ---------------
LATIN AMERICA-1.27%
J.P. Morgan Latin America
 Capital Partners (Cayman), L.P.++                           517,670           510,775
J.P. Morgan Latin America Capital
 Partners (Delaware), L.P.++#                              1,122,305           681,823
                                                                       ---------------
TOTAL LATIN AMERICA (Cost $1,467,069)                                        1,192,598
                                                                       ---------------
MALAYSIA-1.88%
Telekom Malaysia
 Berhad (Cost $1,933,192)                                    785,000         1,766,227
                                                                       ---------------
MEXICO-19.63%
America Movil, S.A. de C.V                                   409,400         7,160,406
Telefonos de Mexico, S.A. de
 C.V., Class L, ADR                                          323,600        11,261,280
                                                                       ---------------
TOTAL MEXICO (Cost $19,251,079)                                             18,421,686
                                                                       ---------------
POLAND-1.08%
Telekomunikacja Polska S.A
 (Cost $1,001,239)                                           293,000         1,009,842
                                                                       ---------------

                                        6

                                                          NO. OF            VALUE
DESCRIPTION                                            SHARES/UNITS        (NOTE A)
--------------------------------------------------------------------------------------
RUSSIA-2.92%
Independent Network Television,
 Series II+++                                              1,000,000   $       500,000
VimpelCom, ADR                                                78,200         2,243,558
                                                                       ---------------
TOTAL RUSSIA (Cost $2,940,666)                                               2,743,558
                                                                       ---------------
SOUTH KOREA-16.03%
KT Corp., ADR                                                183,080         4,338,996
KT Freetel                                                    72,300         2,482,838
SK Telecom Co., Ltd.                                          36,930         8,226,604
                                                                       ---------------
TOTAL SOUTH KOREA (Cost $13,549,824)                                        15,048,438
                                                                       ---------------
THAILAND-2.67%
Advanced Info
 Service Public Co. Ltd.                                   2,309,210         2,508,825
TelecomAsia Corp. Public Co. Ltd.,
 Foreign Registered, Warrants
 (expiring 12/31/49)+                                      1,717,483                 0
                                                                       ---------------
TOTAL THAILAND (Cost $2,309,690)                                             2,508,825
                                                                       ---------------
GLOBAL-6.78%
Emerging Markets
 Ventures I L.P.+++#                                       5,799,285         4,750,542
International Wireless
 Communications
 Holdings Corp.+++                                            15,092                 0
Millicom International
 Cellular S.A.+                                                1,733             7,571
TeleSoft Partners L.P.+++                                  1,250,000           997,025
TeleSoft Partners II QP, L.P.+++#                            900,000           605,907
                                                                       ---------------
TOTAL GLOBAL (Cost $7,985,978)                                               6,361,045
                                                                       ---------------
TOTAL EMERGING COUNTRIES
 (Cost $85,531,082)                                                         80,532,077
                                                                       ---------------
EQUITY SECURITIES OF TELECOMMUNICATION
  COMPANIES IN DEVELOPED COUNTRIES-0.89%

FRANCE-0.00%
Alcatel S.A., ADR (Cost $2,722)                                  199   $         2,290
                                                                       ---------------
UNITED STATES-0.89%
Technology Crossover Ventures
 IV, L.P.+++#(Cost $1,042,981)                             1,072,200           832,246
                                                                       ---------------
TOTAL DEVELOPED COUNTRIES
 (Cost $1,045,703)                                                             834,536
                                                                       ---------------
EQUITY SECURITIES OF COMPANIES PROVIDING OTHER
 ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
 EMERGING COUNTRY'S INFRASTRUCTURE-5.20%

ARGENTINA-0.73%
Exxel Capital Partners V, L.P.++
 (Cost $2,075,313)                                         1,897,761           684,397
                                                                       ---------------
CANADA-0.00%
Officeland Inc. PNA*+(a)                                     168,067                 0
Officeland Inc. PNC*+(b)                                     133,654                 0
                                                                       ---------------
TOTAL CANADA (Cost $638,256)                                                         0
                                                                       ---------------
CHINA-0.00%
Beijing Datang Power Generation
 Company Ltd. (Cost $136)                                        438               180
                                                                       ---------------
ISRAEL-0.18%
The Renaissance Fund LDC+++
 (Cost $735,475)                                                 160           167,394
                                                                       ---------------
JAMAICA-3.54%
Jamaican Assets I, L.P.+++
 (Cost $1,114,617)                                           859,986         3,321,026
                                                                       ---------------
TAIWAN-0.75%
Far Eastern Textile Ltd.
 (Cost $1,391,899)                                         1,642,804           700,608
                                                                       ---------------

                                        7

                                                                            VALUE
DESCRIPTION                                                                (NOTE A)
--------------------------------------------------------------------------------------
TOTAL OTHER ESSENTIAL SERVICES
 (Cost $5,955,696)                                                     $     4,873,605
                                                                       ---------------
TOTAL INVESTMENTS-91.89%
 (Cost $92,532,481) (Notes A, D)                                            86,240,218
                                                                       ---------------
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-8.11%                                                           7,614,743
                                                                       ---------------
NET ASSETS-100.00%                                                     $    93,854,961
                                                                       ===============

*    Not readily marketable security (See Note A).
+    Security is non-income producing.
++   Restricted security, not readily marketable (See Notes A and F).
# As of May 31, 2002, the Fund has committed to investing additional capital as follows: Nirvana Capital Ltd. ($580,000), TVG Asian Communications Fund II, L.P. ($2,418,140), BPA Israel Ventures LLC ($1,395,280), Concord Ventures II Fund L.P. ($1,200,000), Formula Ventures L.P. ($139,814), Giza GE Venture Fund III L.P. ($1,375,000), Neurone Ventures II, L.P. ($525,000), SVE Star Ventures Enterprises GmbH & Co. No. IX KG ($1,270,000), Walden-Israel Ventures III, L.P. ($1,196,250), J.P. Morgan Latin America Capital Partners (Delaware), L.P. ($4,729,214), Emerging Markets Ventures I L.P. ($2,032,582), Telesoft Partners II QP, L.P. ($2,100,000) and Technology Crossover Ventures IV, L.P. ($927,800). The aggregate amount of open commitments for the Fund is $19,889,080.
(a) With an additional 134,453 warrants attached, expiring 04/21/05, with no market value.
(b) With an additional 133,654 warrants attached, expiring 04/21/05, with no market value.
ADR  American Depositary Receipts.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.
PNC  Preferred Shares, Class C.

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2002 (UNAUDITED)

ASSETS
Investments, at value(1) (Cost $92,532,481) (Note A)                               $ 86,240,218
Cash (including $3,057 of foreign currencies with a cost of $3,910) (Note A)          9,731,242
Collateral received for securities loaned (Note A)                                    1,424,129
Dividends receivable                                                                     52,453
Prepaid expenses and other assets                                                        27,702
                                                                                   ------------
Total Assets                                                                         97,475,744
                                                                                   ------------

LIABILITIES

Payables:
  Upon return of securities loaned (Note A)                                           1,424,129
  Investments purchased                                                               1,879,954
  Investment advisory fee (Note B)                                                      167,271
  Directors fees                                                                         15,471
  Administration fees (Note B)                                                           12,199
  Other accrued expenses                                                                121,759
                                                                                   ------------
Total Liabilities                                                                     3,620,783
                                                                                   ------------
NET ASSETS (applicable to 10,781,436 shares of common stock outstanding) (Note C)  $ 93,854,961
                                                                                   ============

NET ASSET VALUE PER SHARE ($93,854,961 DIVIDED BY  10,781,436)                     $       8.71
                                                                                   ============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 10,781,436 shares issued and outstanding
  (100,000,000 shares authorized)                                                  $     10,781
Paid-in capital                                                                     183,561,988
Accumulated net investment loss                                                         (61,386)
Accumulated net realized loss on investments and foreign currency related
  transactions                                                                      (83,362,882)
Net unrealized depreciation in value of investments and translation of other
  assets and liabilities denominated in foreign currencies                           (6,293,540)
                                                                                   ------------
Net assets applicable to shares outstanding                                        $ 93,854,961
                                                                                   ============

----------
(1) Includes securities out on loan to brokers with a market value of $1,293,795 at May 31, 2002.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED)

INVESTMENT INCOME
Income (Note A):
  Dividends                                                                        $    580,121
  Net investment income allocated from partnerships                                     263,490
  Interest                                                                               23,304
  Less: Foreign taxes withheld                                                          (49,240)
                                                                                   ------------
  Total Investment Income                                                               817,675
                                                                                   ------------

Expenses:
  Investment advisory fees (Note B)                                                     485,778
  Administration fees (Note B)                                                           59,627
  Professional fees                                                                      55,628
  Printing                                                                               42,384
  Custodian fees                                                                         35,077
  Directors' fees                                                                        18,948
  Transfer agent fees                                                                    17,951
  Accounting fees                                                                        16,584
  NYSE listing fees                                                                      15,707
  Insurance                                                                               5,374
  Other                                                                                   8,110
  Brazilian taxes (Note A)                                                                1,477
  Chilean repatriation taxes (Note A)                                                   116,416
                                                                                   ------------
  Total Expenses                                                                        879,061
                                                                                   ------------
  Net Investment Loss                                                                   (61,386)
                                                                                   ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:
  Investments                                                                        (8,876,478)
  Foreign currency related transactions                                                (122,075)
Net change in unrealized depreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currencies                  12,143,938
                                                                                   ------------
Net realized and unrealized gain on investments and foreign currency
 related transactions                                                                 3,145,385
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $  3,083,999
                                                                                   ============

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE SIX MONTHS    FOR THE FISCAL
                                                                                   ENDED MAY 31, 2002      YEAR ENDED
                                                                                       (UNAUDITED)      NOVEMBER 30, 2001
                                                                                   ------------------   -----------------
INCREASE/(DECREASE) IN NET ASSETS

Operations:
  Net investment loss                                                              $          (61,386)  $      (1,461,630)
  Net realized loss on investments and foreign currency related transactions               (8,998,553)        (47,772,519)
  Net change in unrealized depreciation in value of investments and translation
   of other assets and liabilities denominated in foreign currencies                       12,143,938          23,697,417
                                                                                   ------------------   -----------------
    Net increase/(decrease) in net assets resulting from operations                         3,083,999         (25,536,732)
                                                                                   ------------------   -----------------
Capital share transactions (Note G):
  Cost of 1,902,606 shares purchased under Tender Offer                                            --         (15,011,562)
  Cash paid in-lieu-of fractional shares                                                           --              (5,641)
                                                                                   ------------------   -----------------
    Total capital share transactions                                                               --         (15,017,203)
                                                                                   ------------------   -----------------
    Total increase/(decrease) in net assets                                                 3,083,999         (40,553,935)
                                                                                   ------------------   -----------------

NET ASSETS

Beginning of period                                                                        90,770,962         131,324,897
                                                                                   ------------------   -----------------
End of period                                                                      $       93,854,961   $      90,770,962
                                                                                   ==================   =================

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED)

INCREASE IN CASH FROM

Operating Activities:
  Investment income received                                                       $          773,641
  Operating expenses paid                                                                    (965,301)
  Purchases of long-term portfolio investments                                            (35,243,220)
  Proceeds from disposition of long-term portfolio investments                             38,319,546
                                                                                   ------------------
Net increase in cash from operating activities                                                          $       2,884,666
Cash at beginning of period                                                                                     6,846,576
                                                                                                        -----------------
Cash at end of period (Note A)                                                                          $       9,731,242
                                                                                                        =================
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET INCREASE
IN CASH FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations                                                    $       3,083,999
Adjustments:
  Increase in dividends and interest receivable                                    $          (44,034)
  Decrease in accrued expenses                                                                (69,894)
  Increase in prepaid expenses                                                                (16,346)
  Net increase in cash from investing activities                                            3,076,326
  Net realized and unrealized gain on investments and foreign currency
    related transactions                                                                   (3,145,385)
                                                                                   ------------------
Total adjustments                                                                                                (199,333)
                                                                                                        -----------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES                                                          $       2,884,666
                                                                                                        =================

                                 See accompanying notes to financial statements.

                       This page left intentionally blank.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTSSECTION

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                          FOR THE SIX MONTHS       FOR THE FISCAL YEAR     FOR THE SIX MONTHS
                                                                ENDED                    ENDED                    ENDED
                                                             MAY 31, 2002             NOVEMBER 30,            NOVEMBER 30,
                                                             (UNAUDITED)                 2001                     2000
                                                          ------------------       -------------------     ------------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                      $             8.42       $             10.35     $            18.36
                                                          ------------------       -------------------     ------------------
Net investment income/(loss)                                            0.00#@                   (0.12)#                (0.14)#
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                                                  0.29                     (1.88)                 (4.78)
                                                          ------------------       -------------------     ------------------
Net increase/(decrease) in net assets resulting
  from operations                                                       0.29                     (2.00)                 (4.92)
                                                          ------------------       -------------------     ------------------
Dividends and distributions to shareholders:
Net investment income                                                     --                        --                     --
Net realized gain on investments and foreign
  currency related transactions                                           --                        --                  (3.09)
                                                          ------------------       -------------------     ------------------
Total dividends and distributions to shareholders                         --                        --                  (3.09)
                                                          ------------------       -------------------     ------------------
Anti-dilutive impact due to capital shares
  tendered or repurchased                                                 --                      0.07                     --
                                                          ------------------       -------------------     ------------------
Net asset value, end of period                            $             8.71       $              8.42     $            10.35
                                                          ==================       ===================     ==================
Market value, end of period                               $             7.48       $              6.88     $            7.688
                                                          ==================       ===================     ==================
Total investment return (a)                                             8.72%                   (10.50)%               (28.46)%
                                                          ==================       ===================     ==================

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                   $           93,855       $            90,771     $          131,325
Ratio of expenses to average net assets (b)                             1.87%(c)                  1.76%                  1.91%(c)
Ratio of expenses to average net assets,
  excluding taxes                                                       1.62%(c)                  1.74%                  1.91%(c)
Ratio of net investment income/(loss) to
  average net assets                                                   (0.13)%(c)                (1.18)%                (1.50)%(c)
Portfolio turnover rate                                                41.67%                    82.16%                 51.72%

                                       14


                                                                               FOR THE FISCAL YEARS ENDED MAY 31,
                                                          ------------------------------------------------------------------------
                                                              2000           1999           1998          1997            1996
                                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                      $      12.13   $      16.37   $      21.54   $      20.95   $      19.21
                                                          ------------   ------------   ------------   ------------   ------------
Net investment income/(loss)                                     (0.20)#        (0.04)#        (0.06)          0.10           0.27
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                                            6.14          (2.41)         (1.40)          2.86           1.91
                                                          ------------   ------------   ------------   ------------   ------------
Net increase/(decrease) in net assets resulting
  from operations                                                 5.94          (2.45)         (1.46)          2.96           2.18
                                                          ------------   ------------   ------------   ------------   ------------
Dividends and distributions to shareholders:
Net investment income                                               --             --          (0.09)         (0.27)         (0.04)
Net realized gain on investments and foreign
  currency related transactions                                     --          (1.96)         (3.62)         (2.10)         (0.40)
                                                          ------------   ------------   ------------   ------------   ------------
Total dividends and distributions to shareholders                   --          (1.96)         (3.71)         (2.37)         (0.44)
                                                          ------------   ------------   ------------   ------------   ------------
Anti-dilutive impact due to capital shares
  tendered or repurchased                                         0.29           0.17             --             --             --
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                            $      18.36   $      12.13   $      16.37   $      21.54   $      20.95
                                                          ============   ============   ============   ===========    ============
Market value, end of period                               $     13.508   $      9.819   $     13.008   $     17.385   $     17.385
                                                          ============   ============   ============   ===========    ============
Total investment return (a)                                      37.58%         (9.99)%        (4.57)%        14.31%          0.21%
                                                          ============   ============   ============   ===========    ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                   $    130,300   $     94,026   $    138,023   $    181,627   $    176,628
Ratio of expenses to average net assets (b)                       2.24%          2.09%          2.32%          1.90%          1.77%
Ratio of expenses to average net assets,
  excluding taxes                                                 2.04%          2.01%          1.82%          1.82%            --
Ratio of net investment income/(loss) to
  average net assets                                             (1.15)%        (0.33)%        (0.29)%         0.52%          1.40%
Portfolio turnover rate                                         113.75%        179.66%        162.58%         42.14%         27.71%

                                                                                              FOR THE PERIOD
                                                                                                 JUNE 25,
                                                         FOR THE FISCAL YEARS ENDED MAY 31,       1992*
                                                         ---------------------------------       THROUGH
                                                              1995              1994           MAY 31, 1993
                                                          ------------      ------------      --------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                      $      20.91      $      14.96      $        13.85**
                                                          ------------      ------------      --------------
Net investment income/(loss)                                      0.11              0.13                0.16
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                                            0.01              7.03+               1.20
                                                          ------------      ------------      --------------
Net increase/(decrease) in net assets resulting
  from operations                                                 0.12              7.16                1.36
                                                          ------------      ------------      --------------
Dividends and distributions to shareholders:
Net investment income                                            (0.04)            (0.15)              (0.14)
Net realized gain on investments and foreign
  currency related transactions                                  (1.78)            (1.06)              (0.11)
                                                          ------------      ------------      --------------
Total dividends and distributions to shareholders                (1.82)            (1.21)              (0.25)
                                                          ------------      ------------      --------------
Anti-dilutive impact due to capital shares
  tendered or repurchased                                           --                --                  --
                                                          ------------      ------------      --------------
Net asset value, end of period                            $      19.21      $      20.91      $        14.96
                                                          ============      ============      ==============
Market value, end of period                               $     17.761      $     22.764      $       14.509
                                                          ============      ============      ==============
Total investment return (a)                                     (13.94)%           64.74%               5.85%
                                                          ============      ============      ==============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                   $    161,925      $    176,253      $      125,338
Ratio of expenses to average net assets (b)                       1.89%             1.81%               1.99%(c)
Ratio of expenses to average net assets,
  excluding taxes                                                   --                --                  --
Ratio of net investment income/(loss) to
  average net assets                                              0.53%             0.63%               2.02%(c)
Portfolio turnover rate                                          14.29%            43.98%              22.55%

Section Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.
*       Commencement of investment operations.
** Initial public offering price of $15.01 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
#       Based on average shares outstanding.
@       Less than $0.01 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)     Annualized.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, brokers or market makers in the security, the value shall be the mean between the highest bid and lowest ask obtained from at least two dealers, brokers or market makers. If the dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid provided. If there is only one dealer, broker or market maker, the value shall be the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid, in which case the value shall be the bid. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities.

At May 31, 2002, the Fund held 25.83% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $28,829,155 and fair value of $24,242,341. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At May 31, 2002, the account's interest rate was 1.05%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At November 30, 2001, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $73,581,471 of which $20,972,304 expires in 2006. This amount is subject to Internal Revenue Code Section limitations. Capital loss carryforward of $5,308,276 and $47,300,891 expires in 2007 and 2009, respectively.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31,

2001, within the prior year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer realized capital losses of $394,161.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the six months ended May 31, 2002, the Fund did not incur such expense.

The Fund is subject to a 10% Chilean repatriation tax with respect to certain remittances from Chile and on net unrealized gains on certain securities held in Chilean pesos. Realized capital gains on the most liquid stocks will not be subject to the tax. Realized capital gains on illiquid shares, interest and dividends received will continue to be subject to the remittance tax. For the six months ended May 31, 2002, the Fund incurred $116,416 of such expense.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to most debit transactions carried out by financial institutions. On June 12, 2002, the Brazilian Senate approved legislation extending the CPMF tax. The CPMF tax, which was originally scheduled to end on June 17, 2002, will be extended to 2004 for foreign exchange ("FX") transactions related to fixed-income instruments. The tax will remain at its current rate of 0.38% until the end of 2003, and will be lowered to 0.08% during 2004. The Senate also approved the proposal to eliminate the CPMF tax from FX transactions related to stock exchange transactions. This exemption is effective July 15, 2002; For the six months ended May 31, 2002, the Fund incurred $1,477 of such expense.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

SECURITIES LENDING: The market value of securities out on loan to brokers at May 31, 2002, was $1,293,795, for which the Fund has received cash as collateral of $1,424,129. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which was in turn collateralized by U.S. Government securities with a value of $1,455,348. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the six months ended May 31, 2002, the Fund earned $5,145 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest 80% or more of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (measured at the time of investment) in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the proceeds realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At May 31, 2002, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the six months ended May 31, 2002, CSAM earned $485,778 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended May 31, 2002, CSAM was reimbursed $3,263 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended May 31, 2002, BSFM earned $56,364 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Funds accounting agent and custody, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a Proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended) to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 10,781,436 shares outstanding at May 31, 2002, CSAM owned 14,333 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at May 31, 2002 was $93,373,271. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $7,133,053, was composed of gross appreciation of $7,677,008 for those investments having an excess of value over cost and gross depreciation of $14,810,061 for those investments having an excess of cost over value.

For the six months ended May 31, 2002, total purchases and sales of securities, other than short-term investments, were $37,123,174 and $38,205,935, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured, line of credit facility (the "Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At and during the six months ended May 31, 2002, the Fund had no borrowings under the Credit Facility. Effective June 19, 2002, the Credit Facility was renewed as described above except for a reduction in the committed, unsecured amount to $150 million from $200 million.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of May 31, 2002, value per unit/share of such securities and percent of net assets which the securities comprise.

                                      NUMBER                                            FAIR VALUE AT    VALUE        PERCENT
                                        OF                                                 MAY 31,        PER         OF NET
SECURITY                           UNITS/SHARES    ACQUISITION DATE(S)       COST           2002       UNIT/SHARE     ASSETS
--------                           ------------   --------------------   ------------   -------------  ----------    --------
BPA Israel Ventures LLC                 601,006    10/05/00 - 07/05/01   $    570,860   $     485,113  $     0.81        0.52
                                         17,250         01/03/02               17,250          13,924        0.81        0.01
                                        486,464         02/07/02              486,464         392,658        0.81        0.42
                                      ---------                          ------------   -------------                   -----
                                      1,104,720                             1,074,574         891,695                    0.95
                                      ---------                          ------------   -------------                   -----
Concord Ventures II Fund L.P.         2,680,000    03/29/00 - 11/08/01      2,599,206       2,225,550        0.83        2.37
                                        120,000         03/22/02              120,000          99,651        0.83        0.11
                                      ---------                          ------------   -------------                   -----
                                      2,800,000                             2,719,206       2,325,201                    2.48
                                      ---------                          ------------   -------------                   -----

                                       20

                                      NUMBER                                            FAIR VALUE AT    VALUE        PERCENT
                                        OF                                                 MAY 31,        PER         OF NET
SECURITY                           UNITS/SHARES    ACQUISITION DATE(S)       COST           2002       UNIT/SHARE     ASSETS
--------                           ------------   --------------------   ------------   -------------  ----------    --------
Emerging Markets Ventures I L.P.      5,799,285    01/22/98 - 01/10/01   $  5,873,235   $   4,750,542  $     0.82        5.06
                                      ---------                          ------------   -------------                   -----
Exxel Capital Partners V, L.P.        1,897,761    05/11/98 - 12/03/98      2,075,313         684,397        0.36        0.73
                                      ---------                          ------------   -------------                   -----
Formula Ventures L.P.                 1,306,092    08/06/99 - 11/30/01      1,233,340         949,790        0.73        1.01
                                         54,095         03/04/02               54,095          39,338        0.73        0.04
                                      ---------                          ------------   -------------                   -----
                                      1,360,187                             1,287,435         989,128                    1.05
                                      ---------                          ------------   -------------                   -----
Giza GE Venture Fund III L.P.         1,100,000    01/31/00 - 09/24/01      1,031,089         757,372        0.69        0.81
                                        275,000         05/28/02              275,000         189,343        0.69        0.20
                                      ---------                          ------------   -------------                   -----
                                      1,375,000                             1,306,089         946,715                    1.01
                                      ---------                          ------------   -------------                   -----
Independent Network Television,
  Series II                           1,000,000         07/06/98            1,000,000         500,000        0.50        0.53
                                      ---------                          ------------   -------------                   -----
International Wireless
  Communications Holdings Corp.          15,092         12/08/97              414,568               0        0.00        0.00
                                      ---------                          ------------   -------------                   -----
J.P. Morgan Latin America
  Capital Partners (Cayman), L.P.       517,670    04/10/00 - 06/28/01        517,670         510,775        0.99        0.54
                                      ---------                          ------------   -------------                   -----
J.P. Morgan Latin America
  Capital Partners (Delaware), L.P.     819,288    04/10/00 - 06/28/01        656,097         497,734        0.61        0.53
                                         62,524         12/27/01               59,187          37,985        0.61        0.04
                                        229,191         03/22/02              222,834         139,238        0.61        0.15
                                         11,302         05/10/02               11,281           6,866        0.61        0.01
                                      ---------                          ------------   -------------                   -----
                                      1,122,305                               949,399         681,823                    0.73
                                      ---------                          ------------   -------------                   -----
Jamaican Assets I, L.P.                 859,986    10/20/97 - 04/18/01      1,114,617       3,321,026        3.86        3.54
                                      ---------                          ------------   -------------                   -----
K.T. Concord Venture Fund L.P.        2,000,000    12/08/97 - 09/29/00      2,055,885       1,989,955        0.99        2.12
                                      ---------                          ------------   -------------                   -----
Neurone Ventures II, L.P.               172,500    11/24/00 - 06/25/01        154,739         145,068        0.84        0.15
                                         52,500         12/13/01               52,500          44,151        0.84        0.05
                                      ---------                          ------------   -------------                   -----
                                        225,000                               207,239         189,219                    0.20
                                      ---------                          ------------   -------------                   -----
NexusData, Inc.                          16,800    01/10/00 - 02/28/00        189,000         189,000       11.25        0.20
                                      ---------                          ------------   -------------                   -----
The Renaissance Fund LDC                    160    03/30/94 - 03/21/97        735,475         167,394    1,046.25        0.18
                                      ---------                          ------------   -------------                   -----
SVE Star Ventures Enterprises
    GmbH & Co. No. IX KG                500,000         12/21/00              500,000         401,816        0.80        0.43
                                        230,000         03/04/02              230,000         184,836        0.80        0.20
                                      ---------                          ------------   -------------                   -----
                                        730,000                               730,000         586,652                    0.63
                                      ---------                          ------------   -------------                   -----

                                       21

                                      NUMBER                                            FAIR VALUE AT    VALUE        PERCENT
                                        OF                                                 MAY 31,        PER         OF NET
SECURITY                           UNITS/SHARES    ACQUISITION DATE(S)       COST           2002       UNIT/SHARE     ASSETS
--------                           ------------   --------------------   ------------   -------------  ----------    --------
Technology Crossover                    954,600    03/08/00 - 08/20/01   $    926,274   $     740,964  $     0.78        0.79
    Ventures IV, L.P.                   117,600         12/03/01              116,707          91,282        0.78        0.10
                                      ---------                          ------------   -------------                   -----
                                      1,072,200                             1,042,981         832,246                    0.89
                                      ---------                          ------------   -------------                   -----
Telesoft Partners L.P.                1,250,000    07/22/97 - 06/07/01        874,064         997,025        0.80        1.06
                                      ---------                          ------------   -------------                   -----
Telesoft Partners II QP, L.P.           900,000    07/14/00 - 01/25/01        824,111         605,907        0.67        0.65
                                      ---------                          ------------   -------------                   -----
TVG Asian Communications
    Fund II, L.P.                     1,345,117    06/07/00 - 11/08/01      1,368,243         944,860        0.70        1.01
                                         85,487         01/02/02               85,487          60,049        0.70        0.06
                                         25,785         04/02/02               25,785          18,112        0.70        0.02
                                         12,058         04/25/02               12,058           8,470        0.70        0.01
                                        113,413         05/06/02              113,413          79,666        0.70        0.08
                                      ---------                          ------------   -------------                   -----
                                      1,581,860                             1,604,986       1,111,157                    1.18
                                      ---------                          ------------   -------------                   -----
Walden-Israel Ventures III, L.P.        178,750    02/23/01 - 09/21/01        178,750         120,928        0.68        0.13
                                      ---------                          ------------   -------------                   -----
Total                                                                    $ 26,774,597   $  22,390,785                   23.86
                                                                         ============   =============                   =====

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SELF-TENDER OFFERS

In June 2000, the Board of Directors of the Fund approved a self-tender program, the terms of which included the following: (i) commencing in 2001, the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. Pursuant to this program, in November 2001, the Fund completed a tender offer for 15% of its outstanding shares (1,902,606 shares) at a price of $7.89 per share.

The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program. In addition, the self-tender program is likely to reduce the Fund's asset levels over time. Absent substantial appreciation in the Fund's portfolio or opportunities to raise additional funds, this could lead to higher expense ratios, the absence of reasonable diversification or investment opportunities or other factors that adversely affect the Fund and possibly the continued viability of the Fund as a closed-end fund. The Board will reevaluate the program from time to time in light of its effect on the Fund.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 21, 2002, the Annual Meeting of Shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                              FOR              WITHHOLD AUTHORIY
----------------                           ---------           -----------------
William W. Priest, Jr.                     9,087,501                320,187
Martin M. Torino                           9,114,427                293,261

In addition to the directors re-elected at the meeting, Enrique R. Arzac, James
J. Cattano, George W. Landau and Richard W. Watt continue to serve as directors of the Fund.

Effective May 13, 2002, Laurence R. Smith was elected as Chairman of the Board of Directors.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3364; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of EquiServe, L.P.

PRIVACY POLICY NOTICE (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.

ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT POLICY (UNAUDITED)

A new Securities and Exchange Commission rule requires funds to invest at least 80% of their net assets (plus any borrowings for investment purposes) in the type of securities suggested by their name. The new rule applies to The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). Accordingly, at a meeting held on February 13, 2002, the Board of Directors adopted a new investment policy for the Fund. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets telecommunications company securities. The new policy will not result in any change to the way the Fund is currently managed. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days advance notice. As of May 31, 2002, 85.80% of the Fund's net assets were invested in emerging markets telecommunications company securities.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund

For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

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

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

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

SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2002, CSAM managed over $73 billion in the U.S. and, together with its global affiliates, managed assets of over $302 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac           Director
James J. Cattano           Director
George W. Landau           Director
William W. Priest, Jr.     Director
Martin M. Torino           Director
Laurence R. Smith          Chairman of the Board of Directors
Richard W. Watt            Director, President and Chief Investment Officer
Emily Alejos               Investment Officer
Yaroslaw Aranowicz         Investment Officer
Hal Liebes                 Senior Vice President
Michael A. Pignataro       Chief Financial Officer and Secretary
Rocco A. Del Guercio       Vice President
Robert M. Rizza            Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[ETF LISTED NYSE LOGO]

                                                                      3018-SA-02